UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2005
                                                         -----------------

                              JACK IN THE BOX INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                 95-2698708
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 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)            File Number)        Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                     92123
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(Address of principal executive offices)               (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
             ----------------------------------------------

     Jack in the Box Inc. is filing this amendment to its Current Report on Form 8-K filed on November 17, 2004, to provide additional information that was not determined or available at the time the original report was filed. Jack in the Box has provided timely notice that it will not renew a Compensation and Benefits Assurance Agreement with former Executive Vice President and Chief Financial Officer John F. Hoffner, but will allow the Agreement to expire according to its terms on August 26, 2005. The form of Compensation and Benefits Assurance Agreement has been previously filed with the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 1997.




                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               JACK IN THE BOX INC.


                                               By: /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: March 11, 2005




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